UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 3, 2020

ATHENA SILVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 3, 2020 Athena Silver Corporation, a Delaware corporation (“Athena”) signed a Twelfth Allonge and Modification Agreement (“Modification”) with John D. Gibbs, Lender, to be effective as of June 30, 2020. The Modification extends the maturity date of the loan to September 30, 2020. A copy of the Modification is filed herewith as Exhibit 10.1.

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01	REGULATION FD DISCLOSURE

Effective August 21, 2020 Athena executed and entered into a binding letter of intent (“LOI”) with Nubian Resources Ltd. (“Nubian”) (TSX VENTURE: NBR) pursuant to which Athena was granted an option to acquire Nubian’s Excelsior Springs exploration project located in Esmeralda County, Nevada, USA (“Excelsior Springs” or the “Property”). Nubian will retain a 1% NSR on the Property and Athena will have the right to purchase 0.5% for $500,000 and the remaining 0.5% at fair market value. Upon execution of a definitive agreement, Athena will issue to Nubian an aggregate of 50 million shares of Athena common stock as the primary consideration of the purchase. The completion of the transaction is conditional upon Nubian obtaining the prior approval of the transaction from the TSX Venture Exchange (the “TSXV”) and any other conditions and approvals required under the LOI and applicable laws. A copy of the LOI is filed herewith as Exhibit 10.2.

On August 31, 2020, Athena issued a press release announcing the execution of the LOI. A copy of the press release is filed herewith as Exhibit 99.1

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

Item	Title
10.1	Twelfth Allonge and Modification Agreement
10.2	Letter of Intent dated August 21, 2020
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation

Date: August 31, 2020	By: /s/ John C. Power
John C. Power, President